Exhibit 10.24

Execution Version

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of December 10, 2024 by and among OOMA, INC. (the "Borrower"), each Lender party hereto and CITIZENS BANK, N.A., as administrative agent (in such capacity, the "Administrative Agent").

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to the Credit Agreement, dated as of October 20, 2023 (as amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement"); and

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders party hereto amend certain provisions of the Credit Agreement, and, subject to the satisfaction of the conditions set forth herein, the Administrative Agent and the Lenders party hereto are willing to do so, on the terms and conditions set forth herein.

SECTION 1. Defined Terms. Capitalized terms used but not defined herein (including in the recitals hereto) shall have the meanings assigned to them in the Credit Agreement, as amended hereby.

SECTION 2. Amendments to Credit Agreement. Upon the effectiveness hereof, the Credit Agreement is amended as follows:

(a)
by amending Section 1.1 thereof by adding the following defined term in appropriate alphabetical order:

"Specified Period" means the period of four consecutive fiscal quarters of the Borrower and its Subsidiaries commencing on November 1, 2024.

(b)
by restating the first sentence of Section 2.1(a), such that it reads in its entirety as follows:

Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, each Revolving Lender agrees, severally and not jointly, to make Revolving Loans to the Borrower in Dollars from time to time during the Availability Period in an aggregate principal amount that will not result in (i) such Revolving Lender's Revolving Exposure exceeding such Revolving Lender's Revolving Commitment, (ii) the Total Revolving Outstandings exceeding the aggregate Revolving Commitments or, (iii) during the Specified Period only, the Total Revolving Outstandings exceeding

$10,000,000.

(c)
by restating Section 7.8(g) to read in its entirety as follows:

(g) so long as (i) no Specified Event of Default shall have occurred and be continuing both before and after giving effect thereto and (ii) the Borrower is in compliance on a Pro Forma Basis with Section 7.12 after giving effect thereto, the Borrower may make board approved open market share repurchases in respect of its Equity Interests in an aggregate amount for all such share repurchases made in reliance on this clause (g) not to exceed (A) $6,000,000 plus (B) the amount of Restricted Payments, not to exceed $9,000,000 in the aggregate, made in reliance on this clause

(g) during the Specified Period.

SECTION 3. Effectiveness. This Amendment shall be effective upon the execution and delivery hereof by the Administrative Agent, the Borrower and Lenders constituting the Required Lenders.

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, each Loan Party that is party hereto represents and warrants to the Administrative Agent and the Lenders as follows:

(a)
Such Loan Party has all requisite power and authority to execute, deliver and perform this Amendment and all documents and instruments delivered in connection herewith, such Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of this Amendment and all documents and instruments delivered in connection herewith, and this Amendment has been duly executed and delivered on behalf of such Loan Party.
(b)
This Amendment constitutes a legal, valid and binding obligation of each such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(c)
Each of the representations and warranties by the Loan Parties in the Loan Documents to which they are party is true and correct in all material respects (or, if qualified as to materiality or as to a Material Adverse Effect, in all respects) as of the date hereof (or, to the extent any such representation or warranty refers specifically to an earlier date, as of such earlier date) and before and after giving effect to this Amendment.

SECTION 5. Effect of this Amendment.

(a)
Except as specifically amended hereby, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement and the other Loan Documents, all rights of the Administrative Agent, the Lenders and the other Secured Parties and all of the Obligations shall remain in full force and effect. The Borrower and the other Loan Parties hereby confirm that the Loan Documents are in full force and effect and that the Loan Parties have no right of setoff, recoupment or other offset or any defense as of the date hereof with respect to any of the Obligations or any such Loan Document.

(b)
The execution, delivery and effectiveness of this Amendment shall not directly or indirectly constitute (i) a novation of any of the Obligations under the Credit Agreement or the other Loan Documents or (ii) constitute a course of dealing or, except as expressly amended hereby, other basis for altering any Obligations or any other contract or instrument (including, without limitation, the Credit Agreement and the other Loan Documents).

(c)
From and after the date hereof, (i) the term "Agreement" in the Credit Agreement, and all references to the Credit Agreement in any other Loan Document, shall mean the Credit Agreement as amended hereby, and (ii) the term "Loan Documents" in the Credit Agreement and the other Loan Documents shall include, without limitation, this Amendment and any agreements, instruments and other documents executed and/or delivered in connection herewith. This Amendment is a Loan Document.

SECTION 6. Counterparts, etc.. The provisions of Section 10.6 of the Credit Agreement are hereby incorporated herein by reference as if fully set forth herein, mutatis mutandis.

SECTION 7. Reaffirmation. Subject to any limitations on its obligations expressly stated in the Loan Documents to which it is a party, each Loan Party (a) acknowledges and agrees, as of the effectiveness of this Amendment, that all of its obligations under the Loan Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, and (b) reaffirms each Lien granted by each Loan Party pursuant to the Collateral Documents, all of which obligations and Liens remain in full force and effect after giving effect to this Amendment.

SECTION 8. No Actions. Claims, Etc. As of the date hereof, each of the Loan Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, any other Credit Party, or any of their respective officers, employees, representatives, agents, advisors, consultants, counsel or directors arising from any action by such Persons, or failure of such Persons to act on or prior to the date hereof, in each case in connection with the Credit Agreement.

SECTION 9. Governing Law; Jurisdiction; Service of Process.

(a)
This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
(b)
Each of the parties hereto irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the courts of the State of New York sitting in New York County and of the United States District Court of the for the Southern District of New York and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that any Credit Party may otherwise have to bring any action or proceeding relating to this Amendment or any other Loan Document against any Loan Party or its properties in the courts of any jurisdiction.
(c)
Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Amendment in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d)
Each of the parties hereto irrevocably consents to service of process in the manner provided for notices in the Credit Agreement. Nothing in this Amendment will affect the right of any party to this Amendment to serve process in any other manner permitted by law.

SECTION 10. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY illRY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIYER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 11. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Signature pages follow]

IN W1TNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

Borrower: OOMA, INC.
By:	/s/ Shig Hamamatsu
Name: Shig Hamamastsu
Title: CFO

Guarantors: TALKATONE, LLC
By:	/s/ Shig Hamamatsu
Name: Shig Hamamastsu
Title: Manager

BROADSMART GLOBAL, INC.
By:	/s/ Shig Hamamatsu
Name: Shig Hamamastsu
Title: President

JUNCTION NETWORKS INC.
By:	/s/ Shig Hamamatsu
Name: Shig Hamamastsu
Title: Treasurer

ARUBA ACQUISITION SUBSIDIARY INC
By:	/s/ Shig Hamamatsu
Name: Shig Hamamastsu
Title: President

2600HZ, INC.
By:	/s/ Shig Hamamatsu
Name: Shig Hamamastsu
Title: Treasurer

CITIZENS BANK, N.A., as Administrative Agent and Lender
By:	/s/ Earl Kwak
Name: Earl Kwak
Title: Senior Vice President